UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2009

UNITY HOLDINGS, INC.

(Exact name of Registrant as Specified in Charter)

Georgia	333-45979	58-2350609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 Joe Frank Harris Parkway, SE, Cartersville, GA 30121

(Address of Principal Executive Offices)

(770) 606-0555

Registrant's telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On February 11, 2009, Eli D. Mullis resigned as Chief Financial Officer effective March 31, 2009.  Mr. Mullis will continue his position as Chief Financial Officer until that date.

Item 9.01   Financial Statements and Exhibits.

(c).	Exhibits. The following exhibits are furnished herewith:
None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITY HOLDINGS, INC.

By:/s/Michael L. McPherson

Name:  Michael L. McPherson

Title:    President and CEO

DATE:  February 17, 2009